UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Public Offering; Placement Agent Agreement; Warrants; Prefunded Warrants

On February 26, 2024, Aclarion, Inc. (“Aclarion” or the “Company”) entered into a placement agency agreement (the “Placement Agent Agreement”) with Maxim Group LLC (“Maxim” or the “Placement Agent”) pursuant to which the Company engaged Maxim as the placement agent for a registered public offering by the Company (the “Offering”), of an aggregate of 5,175,000 units (“Units”) at a price of $0.58 per Unit, for gross proceeds of approximately $3.0 million, before deducting offering expenses.

Each Unit is comprised of (i) one share of common stock or, in lieu of common stock or one prefunded warrant to purchase a share of common stock, and (ii) two common warrants, each common warrant to purchase a share of common stock. The prefunded warrants are immediately exercisable at a price of $0.00001 per share of common stock and only expire when such prefunded warrants are fully exercised. The common warrants are immediately exercisable at a price of $0.58 per share of common stock and will expire five years from the date of issuance.

The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Units. The Company agreed to pay the Placement Agent a placement agent fee in cash equal to 7.00% of the gross proceeds from the sale of the Units. The Company also agreed to reimburse the Placement Agent for all reasonable travel and other out-of-pocket expenses, including the reasonable fees of legal counsel, not to exceed $100,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. The representations, warranties and covenants contained in the Placement Agent Agreement were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Company intends to use the proceeds from the Offering, together with our existing cash, to repay outstanding debt, build out product platforms, expand our sales and marketing efforts, and for general and administration expenses and other general corporate purposes.

The Offering closed on February 27, 2024.

Securities Purchase Agreement

On February 26, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors named therein (the “Investors”), pursuant to which the Company agreed to issue and sell Units to such Investors.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of a specific date, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Warrant Agency Agreement

In connection with the Offering, on February 27, 2024, the Company also entered into a Warrant Agency Agreement (the “Warrant Agency Agreement”) with Vstock Transfer LLC, pursuant to which Vstock agreed to act as transfer agent with respect to the common warrants and the prefunded warrants.

*******

The foregoing summaries of the Purchase Agreement, the common warrants, the prefunded warrants, the Placement Agent Agreement, and the Warrant Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as exhibits to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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Item 8.01 Other Events

As previously disclosed, the Company received written notice from Nasdaq that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Rule”), which requires the Company to maintain a minimum of $2.5 million in stockholders’ equity for continued listing on The Nasdaq Capital Market. Subsequent to a hearing before a Nasdaq Hearings Panel, the Company was granted an extension, ultimately, through February 27, 2024, to evidence compliance with the Rule.

As a result of the Offering described above, the Company believes it has stockholders’ equity of at least $2.5 million as of the date of this filing. The Company awaits Nasdaq’s formal determination that it has evidenced compliance with the Rule and the terms of the Panel’s decision such that the listing matter may be closed.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the use of proceeds of the Offering and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including but not limited to the risks that the Company does not utilize the proceeds from the Offering as outlined herein. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	1.1	Form of Placement Agent Agreement (incorporated by reference to Exhibit 1.1 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-275989 filed February 23, 2024)
	4.1	Form of Common Warrant (incorporated by reference to Exhibit 4.5 filed with Amendment No. 1 to the Company’s Registration on Form S-1 (File no. 333-275989) filed February 6, 2024)
	4.2	Form of Prefunded Warrant (incorporated by reference to Exhibit 4.6 filed with Amendment No. 1 to the Company’s Registration on Form S-1 (File no. 333-275989) filed February 6, 2024)
	4.3	Form of Warrant Agency Agreement (incorporated by reference to Exhibit 4.7 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-275989) filed February 23, 2024)
	10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.32 filed with Amendment No. 3 to the Company’s Registration on Form S-1 (File no. 333-275989) filed February 23, 2024)
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARION, INC.

February 27, 2024	By:	/s/ John Lorbiecki
	Name:	John Lorbiecki
	Title:	Chief Financial Officer

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